INVENTORY	3 Months Ended
Mar. 31, 2023
Inventory Disclosure [Abstract]
INVENTORY	INVENTORY
Inventories are valued at the lower of cost or net realizable value. Costs are determined on the first-in, first-out basis. Specific identification and average cost methods are also used, primarily for certain packing materials and operating supplies. In the normal course of business, the Company incurs certain crop growing costs such as land preparation, planting, fertilization, grafting, pruning and irrigation. Based on the nature of these costs and type of crop production, these costs may be capitalized into inventory. Generally, all recurring direct and indirect costs of growing crops for fresh produce other than bananas and pineapples are capitalized into inventory. These costs are recognized into cost of sales during each harvest period.
Details of inventory in the condensed consolidated balance sheets as of March 31, 2023 and December 31, 2022 were as follows:

	March 31, 2023	December 31, 2022

	(U.S. Dollars in thousands)
Finished products	$241,387	$208,671
Raw materials and work in progress	97,822	105,771
Crop growing costs	14,090	26,923
Agricultural and other operating supplies	52,254	52,785
Inventories, net of allowances	$405,553	$394,150
Due to the nature of the Company’s inventory, allowances for excess production and obsolescence have not historically been significant.